Exhibit 19(c)

Notification of Sources of Distribution

Pursuant to Section 19(a) of the Investment Company Act of 1940

Cohen & Steers Total Return Realty Fund, Inc. (RFI)

Cohen & Steers Total Return Realty Fund, Inc. (NYSE: RFI) (the “Fund”), acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Directors, adopted a managed distribution policy under which the Fund intends to include long-term capital gains, where applicable, as part of the regular monthly cash distributions to its shareholders. This policy will give the Fund greater flexibility to realize long-term capital gains and to distribute those gains on a regular monthly basis.

The Board of Directors of the Fund declared a monthly distribution per share for the month of January 2024. Please review the following information and important disclosures set forth below.

Amount of Distribution	Ex-Dividend Date	Record Date	Payable Date
$0.0800	January 16, 2024	January 17, 2024	January 31, 2024

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table. All amounts are expressed per common share.

DISTRIBUTION ESTIMATES	January 2024		YEAR-TO-DATE (YTD) January 31, 2024*

Source	Per Share Amount	% of Current Distribution	Per Share Amount	% of 2024 Distributions
Net Investment Income	$0.0075	9.38%	$0.0075	9.38%
Net Realized Short-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Net Realized Long-Term Capital Gains	$0.0426	53.25%	$0.0426	53.25%
Return of Capital (or other Capital Source)	$0.0299	37.37%	$0.0299	37.37%
Total Current Distribution	$0.0800	100.00%	$0.0800	100.00%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. The amounts and sources of distributions reported in this Notice are only estimates, are likely to change over time, and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The amounts and sources of distributions year-to-date may be subject to additional adjustments.

*THE FUND WILL SEND YOU A FORM 1099-DIV FOR THE CALENDAR YEAR THAT WILL TELL YOU HOW TO REPORT THESE DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The Fund’s Year-to-date Cumulative Total Return for fiscal year 2023 (January 1, 2023 through December 31, 2023) is set forth below. Shareholders should take note of the relationship between the Year-to-date Cumulative Total Return with the Fund’s Cumulative Distribution Rate for 2024. In addition, the Fund’s Average Annual Total Return for the five-year period ending December 31, 2023 is set forth below. Shareholders should note the relationship between the Average Annual Total Return with the Fund’s Current Annualized Distribution Rate for 2023. The performance and distribution rate information disclosed in the table is based on the Fund’s net asset value per share (NAV). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of shares outstanding. While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s individual investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

1166 Avenue of the Americas, New York, NY 10036-2708 Tel: 212.832.3232 Fax: 212-832-3622

Fund Performance and Distribution Rate Information:

Year-to-date January 1, 2023 to December 31, 2023
Year-to-date Cumulative Total Return[1]	12.14%
Cumulative Distribution Rate[2]	0.67%

Five-year period ending December 31, 2023
Average Annual Total Return[3]	8.66%
Current Annualized Distribution Rate[4]	8.03%

1.	Year-to-date Cumulative Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.

2.

Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2024 through January 31, 2024) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of December 31, 2023.

3.

Average Annual Total Return represents the compound average of the Annual NAV Total Returns of the Fund for the five-year period ending December 31, 2023. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

4.	The Current Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV as of December 31, 2023.

The source of all distributions paid by the Fund, including net investment income, is subject to change. This is because the Fund invests primarily in real estate investment trusts (REITs) and similar companies. Distributions from REITs are attributed to various sources, including net investment income, capital gains and return of capital. The estimates shown above are based on the prior year breakdown of distributions from the REIT securities held by the Fund. Until the Fund receives a final determination from these companies as to the source of distributions – generally around January 31 of the following year– the Fund cannot provide a final determination of the source of distributions paid.

This Fund has a managed distribution policy that seeks to deliver the Fund’s long term total return potential through regular monthly distributions declared at a fixed rate per share. Distributions may be paid in part or in full from net investment income, realized capital gains and by returning capital, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. A return of capital is not taxable; rather it reduces a shareholder’s tax basis in his or her shares of the Fund. The Board of Directors of the Fund may amend, terminate or suspend the managed distribution policy at any time, which could have an adverse effect on the market price of the Fund’s shares.

Shareholders should not use the information provided in preparing their tax returns. Shareholders will receive a Form 1099-DIV for the calendar year indicating how to report fund distributions for federal income tax purposes.

Notification of Sources of Distribution

Pursuant to Section 19(a) of the Investment Company Act of 1940

Cohen & Steers Total Return Realty Fund, Inc. (RFI)

Cohen & Steers Total Return Realty Fund, Inc. (NYSE: RFI) (the “Fund”), acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Directors, adopted a managed distribution policy under which the Fund intends to include long-term capital gains, where applicable, as part of the regular monthly cash distributions to its shareholders. This policy will give the Fund greater flexibility to realize long-term capital gains and to distribute those gains on a regular monthly basis.

The Board of Directors of the Fund declared a monthly distribution per share for the month of February 2024. Please review the following information and important disclosures set forth below.

Amount of Distribution	Ex-Dividend Date	Record Date	Payable Date
$0.0800	February 13, 2024	February 14, 2024	February 29, 2024

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table. All amounts are expressed per common share.

DISTRIBUTION ESTIMATES	February 2024		YEAR-TO-DATE (YTD) February 29, 2024*

Source	Per Share Amount	% of Current Distribution	Per Share Amount	% of 2024 Distributions
Net Investment Income	$0.0183	22.88%	$0.0270	16.88%
Net Realized Short-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Net Realized Long-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Return of Capital (or other Capital Source)	$0.0617	77.12%	$0.1330	83.12%
Total Current Distribution	$0.0800	100.00%	$0.1600	100.00%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. The amounts and sources of distributions reported in this Notice are only estimates, are likely to change over time, and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The amounts and sources of distributions year-to-date may be subject to additional adjustments.

*THE FUND WILL SEND YOU A FORM 1099-DIV FOR THE CALENDAR YEAR THAT WILL TELL YOU HOW TO REPORT THESE DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The Fund’s Year-to-date Cumulative Total Return for fiscal year 2024 (January 1, 2024 through January 31, 2024) is set forth below. Shareholders should take note of the relationship between the Year-to-date Cumulative Total Return with the Fund’s Cumulative Distribution Rate for 2024. In addition, the Fund’s Average Annual Total Return for the five-year period ending January 31, 2024 is set forth below. Shareholders should note the relationship between the Average Annual Total Return with the Fund’s Current Annualized Distribution Rate for 2024. The performance and distribution rate information disclosed in the table is based on the Fund’s net asset value per share (NAV). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of shares outstanding. While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s individual investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

1166 Avenue of the Americas, New York, NY 10036-2708 Tel: 212.832.3232 Fax: 212-832-3622

Fund Performance and Distribution Rate Information:

Year-to-date January 1, 2024 to January 31, 2024
Year-to-date Cumulative Total Return[1]	-3.43%
Cumulative Distribution Rate[2]	1.39%

Five-year period ending January 31, 2024
Average Annual Total Return[3]	5.75%
Current Annualized Distribution Rate[4]	8.37%

1.	Year-to-date Cumulative Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.

2.

Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2024 through February 29, 2024) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of January 31, 2024.

3.

Average Annual Total Return represents the compound average of the Annual NAV Total Returns of the Fund for the five-year period ending January 31, 2024. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

4.	The Current Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV as of January 31, 2024.

The source of all distributions paid by the Fund, including net investment income, is subject to change. This is because the Fund invests primarily in real estate investment trusts (REITs) and similar companies. Distributions from REITs are attributed to various sources, including net investment income, capital gains and return of capital. The estimates shown above are based on the prior year breakdown of distributions from the REIT securities held by the Fund. Until the Fund receives a final determination from these companies as to the source of distributions – generally around January 31 of the following year– the Fund cannot provide a final determination of the source of distributions paid.

This Fund has a managed distribution policy that seeks to deliver the Fund’s long term total return potential through regular monthly distributions declared at a fixed rate per share. Distributions may be paid in part or in full from net investment income, realized capital gains and by returning capital, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. A return of capital is not taxable; rather it reduces a shareholder’s tax basis in his or her shares of the Fund. The Board of Directors of the Fund may amend, terminate or suspend the managed distribution policy at any time, which could have an adverse effect on the market price of the Fund’s shares.

Shareholders should not use the information provided in preparing their tax returns. Shareholders will receive a Form 1099-DIV for the calendar year indicating how to report fund distributions for federal income tax purposes.

Notification of Sources of Distribution

Pursuant to Section 19(a) of the Investment Company Act of 1940

Cohen & Steers Total Return Realty Fund, Inc. (RFI)

Cohen & Steers Total Return Realty Fund, Inc. (NYSE: RFI) (the “Fund”), acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Directors, adopted a managed distribution policy under which the Fund intends to include long-term capital gains, where applicable, as part of the regular monthly cash distributions to its shareholders. This policy will give the Fund greater flexibility to realize long-term capital gains and to distribute those gains on a regular monthly basis.

The Board of Directors of the Fund declared a monthly distribution per share for the month of March 2024. Please review the following information and important disclosures set forth below.

Amount of Distribution	Ex-Dividend Date	Record Date	Payable Date
$0.0800	March 12, 2024	March 13, 2024	March 28, 2024

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table. All amounts are expressed per common share.

DISTRIBUTION ESTIMATES	March 2024		YEAR-TO-DATE (YTD) March 31, 2024*

Source	Per Share Amount	% of Current Distribution	Per Share Amount	% of 2024 Distributions
Net Investment Income	$0.0623	77.88%	$0.0828	34.50%
Net Realized Short-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Net Realized Long-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Return of Capital (or other Capital Source)	$0.0177	22.12%	$0.1572	65.50%
Total Current Distribution	$0.0800	100.00%	$0.2400	100.00%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. The amounts and sources of distributions reported in this Notice are only estimates, are likely to change over time, and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The amounts and sources of distributions year-to-date may be subject to additional adjustments.

*THE FUND WILL SEND YOU A FORM 1099-DIV FOR THE CALENDAR YEAR THAT WILL TELL YOU HOW TO REPORT THESE DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The Fund’s Year-to-date Cumulative Total Return for fiscal year 2024 (January 1, 2024 through February 29, 2024) is set forth below. Shareholders should take note of the relationship between the Year-to-date Cumulative Total Return with the Fund’s Cumulative Distribution Rate for 2024. In addition, the Fund’s Average Annual Total Return for the five-year period ending February 29, 2024 is set forth below. Shareholders should note the relationship between the Average Annual Total Return with the Fund’s Current Annualized Distribution Rate for 2024. The performance and distribution rate information disclosed in the table is based on the Fund’s net asset value per share (NAV). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of shares outstanding. While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s individual investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

1166 Avenue of the Americas, New York, NY 10036-2708 Tel: 212.832.3232 Fax: 212-832-3622

Fund Performance and Distribution Rate Information:

Year-to-date January 1, 2024 to February 29, 2024
Year-to-date Cumulative Total Return[1]	-1.66%
Cumulative Distribution Rate[2]	2.07%

Five-year period ending February 29, 2024
Average Annual Total Return[3]	5.95%
Current Annualized Distribution Rate[4]	8.28%

1.	Year-to-date Cumulative Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.

2.

Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2024 through March 31, 2024) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of February 29, 2024.

3.

Average Annual Total Return represents the compound average of the Annual NAV Total Returns of the Fund for the five-year period ending February 29, 2024. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

4.	The Current Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV as of February 29, 2024.

The source of all distributions paid by the Fund, including net investment income, is subject to change. This is because the Fund invests primarily in real estate investment trusts (REITs) and similar companies. Distributions from REITs are attributed to various sources, including net investment income, capital gains and return of capital. The estimates shown above are based on the prior year breakdown of distributions from the REIT securities held by the Fund. Until the Fund receives a final determination from these companies as to the source of distributions – generally around January 31 of the following year– the Fund cannot provide a final determination of the source of distributions paid.

This Fund has a managed distribution policy that seeks to deliver the Fund’s long term total return potential through regular monthly distributions declared at a fixed rate per share. Distributions may be paid in part or in full from net investment income, realized capital gains and by returning capital, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. A return of capital is not taxable; rather it reduces a shareholder’s tax basis in his or her shares of the Fund. The Board of Directors of the Fund may amend, terminate or suspend the managed distribution policy at any time, which could have an adverse effect on the market price of the Fund’s shares.

Shareholders should not use the information provided in preparing their tax returns. Shareholders will receive a Form 1099-DIV for the calendar year indicating how to report fund distributions for federal income tax purposes.

Notification of Sources of Distribution

Pursuant to Section 19(a) of the Investment Company Act of 1940

Cohen & Steers Total Return Realty Fund, Inc. (RFI)

Cohen & Steers Total Return Realty Fund, Inc. (NYSE: RFI) (the “Fund”), acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Directors, adopted a managed distribution policy under which the Fund intends to include long-term capital gains, where applicable, as part of the regular monthly cash distributions to its shareholders. This policy will give the Fund greater flexibility to realize long-term capital gains and to distribute those gains on a regular monthly basis.

The Board of Directors of the Fund declared a monthly distribution per share for the month of April 2024. Please review the following information and important disclosures set forth below.

Amount of Distribution	Ex-Dividend Date	Record Date	Payable Date
$0.0800	April 9, 2024	April 10, 2024	April 30, 2024

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table. All amounts are expressed per common share.

DISTRIBUTION ESTIMATES	April 2024		YEAR-TO-DATE (YTD) April 30, 2024*

Source	Per Share Amount	% of Current Distribution	Per Share Amount	% of 2024 Distributions
Net Investment Income	$0.0154	19.25%	$0.0879	27.47%
Net Realized Short-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Net Realized Long-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Return of Capital (or other Capital Source)	$0.0646	80.75%	$0.2321	72.53%
Total Current Distribution	$0.0800	100.00%	$0.3200	100.00%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. The amounts and sources of distributions reported in this Notice are only estimates, are likely to change over time, and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The amounts and sources of distributions year-to-date may be subject to additional adjustments.

*THE FUND WILL SEND YOU A FORM 1099-DIV FOR THE CALENDAR YEAR THAT WILL TELL YOU HOW TO REPORT THESE DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The Fund’s Year-to-date Cumulative Total Return for fiscal year 2024 (January 1, 2024 through March 31, 2024) is set forth below. Shareholders should take note of the relationship between the Year-to-date Cumulative Total Return with the Fund’s Cumulative Distribution Rate for 2024. In addition, the Fund’s Average Annual Total Return for the five-year period ending March 31, 2024 is set forth below. Shareholders should note the relationship between the Average Annual Total Return with the Fund’s Current Annualized Distribution Rate for 2024. The performance and distribution rate information disclosed in the table is based on the Fund’s net asset value per share (NAV). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of shares outstanding. While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s individual investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

1166 Avenue of the Americas, New York, NY 10036-2708 Tel: 212.832.3232 Fax: 212-832-3622

Fund Performance and Distribution Rate Information:

Year-to-date January 1, 2024 to March 31, 2024
Year-to-date Cumulative Total Return[1]	-0.56%
Cumulative Distribution Rate[2]	2.75%

Five-year period ending March 31, 2024
Average Annual Total Return[3]	5.42%
Current Annualized Distribution Rate[4]	8.24%

1.	Year-to-date Cumulative Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.

2.

Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2024 through April 30, 2024) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of March 31, 2024.

3.

Average Annual Total Return represents the compound average of the Annual NAV Total Returns of the Fund for the five-year period ending March 31, 2024. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

4.	The Current Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV as of March 31, 2024.

The source of all distributions paid by the Fund, including net investment income, is subject to change. This is because the Fund invests primarily in real estate investment trusts (REITs) and similar companies. Distributions from REITs are attributed to various sources, including net investment income, capital gains and return of capital. The estimates shown above are based on the prior year breakdown of distributions from the REIT securities held by the Fund. Until the Fund receives a final determination from these companies as to the source of distributions – generally around January 31 of the following year– the Fund cannot provide a final determination of the source of distributions paid.

This Fund has a managed distribution policy that seeks to deliver the Fund’s long term total return potential through regular monthly distributions declared at a fixed rate per share. Distributions may be paid in part or in full from net investment income, realized capital gains and by returning capital, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. A return of capital is not taxable; rather it reduces a shareholder’s tax basis in his or her shares of the Fund. The Board of Directors of the Fund may amend, terminate or suspend the managed distribution policy at any time, which could have an adverse effect on the market price of the Fund’s shares.

Shareholders should not use the information provided in preparing their tax returns. Shareholders will receive a Form 1099-DIV for the calendar year indicating how to report fund distributions for federal income tax purposes.

Notification of Sources of Distribution

Pursuant to Section 19(a) of the Investment Company Act of 1940

Cohen & Steers Total Return Realty Fund, Inc. (RFI)

Cohen & Steers Total Return Realty Fund, Inc. (NYSE: RFI) (the “Fund”), acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Directors, adopted a managed distribution policy under which the Fund intends to include long-term capital gains, where applicable, as part of the regular monthly cash distributions to its shareholders. This policy will give the Fund greater flexibility to realize long-term capital gains and to distribute those gains on a regular monthly basis.

The Board of Directors of the Fund declared a monthly distribution per share for the month of May 2024. Please review the following information and important disclosures set forth below.

Amount of Distribution	Ex-Dividend Date	Record Date	Payable Date
$0.0800	May 14, 2024	May 15, 2024	May 31, 2024

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table. All amounts are expressed per common share.

DISTRIBUTION ESTIMATES	May 2024		YEAR-TO-DATE (YTD) May 31, 2024*

Source	Per Share Amount	% of Current Distribution	Per Share Amount	% of 2024 Distributions
Net Investment Income	$0.0067	8.38%	$0.0941	23.53%
Net Realized Short-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Net Realized Long-Term Capital Gains	$0.0709	88.62%	$0.0709	17.73%
Return of Capital (or other Capital Source)	$0.0024	3.00%	$0.2350	58.74%
Total Current Distribution	$0.0800	100.00%	$0.4000	100.00%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. The amounts and sources of distributions reported in this Notice are only estimates, are likely to change over time, and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The amounts and sources of distributions year-to-date may be subject to additional adjustments.

*THE FUND WILL SEND YOU A FORM 1099-DIV FOR THE CALENDAR YEAR THAT WILL TELL YOU HOW TO REPORT THESE DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The Fund’s Year-to-date Cumulative Total Return for fiscal year 2024 (January 1, 2024 through April 30, 2024) is set forth below. Shareholders should take note of the relationship between the Year-to-date Cumulative Total Return with the Fund’s Cumulative Distribution Rate for 2024. In addition, the Fund’s Average Annual Total Return for the five-year period ending April 30, 2024 is set forth below. Shareholders should note the relationship between the Average Annual Total Return with the Fund’s Current Annualized Distribution Rate for 2024. The performance and distribution rate information disclosed in the table is based on the Fund’s net asset value per share (NAV). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of shares outstanding. While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s individual investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

1166 Avenue of the Americas, New York, NY 10036-2708 Tel: 212.832.3232 Fax: 212-832-3622

Fund Performance and Distribution Rate Information:

Year-to-date January 1, 2024 to April 30, 2024
Year-to-date Cumulative Total Return[1]	-6.79%
Cumulative Distribution Rate[2]	3.69%

Five-year period ending April 30, 2024
Average Annual Total Return[3]	4.00%
Current Annualized Distribution Rate[4]	8.86%

1.	Year-to-date Cumulative Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.

2.

Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2024 through May 31, 2024) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of April 30, 2024.

3.

Average Annual Total Return represents the compound average of the Annual NAV Total Returns of the Fund for the five-year period ending April 30, 2024. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

4.	The Current Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV as of April 30, 2024.

The source of all distributions paid by the Fund, including net investment income, is subject to change. This is because the Fund invests primarily in real estate investment trusts (REITs) and similar companies. Distributions from REITs are attributed to various sources, including net investment income, capital gains and return of capital. The estimates shown above are based on the prior year breakdown of distributions from the REIT securities held by the Fund. Until the Fund receives a final determination from these companies as to the source of distributions – generally around January 31 of the following year– the Fund cannot provide a final determination of the source of distributions paid.

This Fund has a managed distribution policy that seeks to deliver the Fund’s long term total return potential through regular monthly distributions declared at a fixed rate per share. Distributions may be paid in part or in full from net investment income, realized capital gains and by returning capital, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. A return of capital is not taxable; rather it reduces a shareholder’s tax basis in his or her shares of the Fund. The Board of Directors of the Fund may amend, terminate or suspend the managed distribution policy at any time, which could have an adverse effect on the market price of the Fund’s shares.

Shareholders should not use the information provided in preparing their tax returns. Shareholders will receive a Form 1099-DIV for the calendar year indicating how to report fund distributions for federal income tax purposes.

Notification of Sources of Distribution

Pursuant to Section 19(a) of the Investment Company Act of 1940

Cohen & Steers Total Return Realty Fund, Inc. (RFI)

Cohen & Steers Total Return Realty Fund, Inc. (NYSE: RFI) (the “Fund”), acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Directors, adopted a managed distribution policy under which the Fund intends to include long-term capital gains, where applicable, as part of the regular monthly cash distributions to its shareholders. This policy will give the Fund greater flexibility to realize long-term capital gains and to distribute those gains on a regular monthly basis.

The Board of Directors of the Fund declared a monthly distribution per share for the month of June 2024. Please review the following information and important disclosures set forth below.

Amount of Distribution	Ex-Dividend/ Record Date	Payable Date
$0.0800	June 11, 2024	June 28, 2024

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table. All amounts are expressed per common share.

DISTRIBUTION ESTIMATES	June 2024		YEAR-TO-DATE (YTD) June 30, 2024*

Source	Per Share Amount	% of Current Distribution	Per Share Amount	% of 2024 Distributions
Net Investment Income	$0.0642	80.25%	$0.1610	33.54%
Net Realized Short-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Net Realized Long-Term Capital Gains	$0.0158	19.75%	$0.1724	35.92%
Return of Capital (or other Capital Source)	$0.0000	0.00%	$0.1466	30.54%
Total Current Distribution	$0.0800	100.00%	$0.4800	100.00%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. The amounts and sources of distributions reported in this Notice are only estimates, are likely to change over time, and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The amounts and sources of distributions year-to-date may be subject to additional adjustments.

*THE FUND WILL SEND YOU A FORM 1099-DIV FOR THE CALENDAR YEAR THAT WILL TELL YOU HOW TO REPORT THESE DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The Fund’s Year-to-date Cumulative Total Return for fiscal year 2024 (January 1, 2024 through May 31, 2024) is set forth below. Shareholders should take note of the relationship between the Year-to-date Cumulative Total Return with the Fund’s Cumulative Distribution Rate for 2024. In addition, the Fund’s Average Annual Total Return for the five-year period ending May 31, 2024 is set forth below. Shareholders should note the relationship between the Average Annual Total Return with the Fund’s Current Annualized Distribution Rate for 2024. The performance and distribution rate information disclosed in the table is based on the Fund’s net asset value per share (NAV). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of shares outstanding. While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s individual investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

1166 Avenue of the Americas, New York, NY 10036-2708 Tel: 212.832.3232 Fax: 212-832-3622

Fund Performance and Distribution Rate Information:

Year-to-date January 1, 2024 to May 31, 2024
Year-to-date Cumulative Total Return[1]	-1.80%
Cumulative Distribution Rate[2]	4.23%

Five-year period ending May 31, 2024
Average Annual Total Return[3]	4.80%
Current Annualized Distribution Rate[4]	8.47%

1.	Year-to-date Cumulative Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.

2.

Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2024 through June 30, 2024) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of May 31, 2024.

3.

Average Annual Total Return represents the compound average of the Annual NAV Total Returns of the Fund for the five-year period ending May 31, 2024. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

4.	The Current Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV as of May 31, 2024.

The source of all distributions paid by the Fund, including net investment income, is subject to change. This is because the Fund invests primarily in real estate investment trusts (REITs) and similar companies. Distributions from REITs are attributed to various sources, including net investment income, capital gains and return of capital. The estimates shown above are based on the prior year breakdown of distributions from the REIT securities held by the Fund. Until the Fund receives a final determination from these companies as to the source of distributions – generally around January 31 of the following year– the Fund cannot provide a final determination of the source of distributions paid.

This Fund has a managed distribution policy that seeks to deliver the Fund’s long term total return potential through regular monthly distributions declared at a fixed rate per share. Distributions may be paid in part or in full from net investment income, realized capital gains and by returning capital, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. A return of capital is not taxable; rather it reduces a shareholder’s tax basis in his or her shares of the Fund. The Board of Directors of the Fund may amend, terminate or suspend the managed distribution policy at any time, which could have an adverse effect on the market price of the Fund’s shares.

Shareholders should not use the information provided in preparing their tax returns. Shareholders will receive a Form 1099-DIV for the calendar year indicating how to report fund distributions for federal income tax purposes.